UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

TruGolf Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 North 1400 West Centerville, Utah	84014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRUG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

In November 2024, TruGolf Holdings, Inc. (the “Company”) and the holders (the “Holders”) of certain convertible notes (“Convertible Notes”) entered into a waiver agreement (the “November Waiver”) pursuant to which the Holders agreed to waive certain requirements under the instruments and related agreements related to the Company’s satisfaction of the continued listing requirements of the Nasdaq Stock Market. The November Waiver required that the Company comply with the continued listing requirements of the Nasdaq Stock Market before January 15, 2025; provided that, with respect to the minimum bid price requirement, to the extent the Company was in compliance with all other Nasdaq Stock Market listing requirements and had filed a preliminary proxy statement to hold a special meeting to vote on a reverse stock split to remedy the bid price failure, the waiver for such deficiency shall be extended to March 15, 2025. Effective January 16, 2025, the Company and the Holders entered into an amendment to the November Waiver (the “January Waiver”) to extend the date by which the Company was required to comply with the continued listing requirements of the Nasdaq Stock Market to February 28, 2025; provided that, with respect to the minimum bid price requirement, to the extent the Company was in compliance with all other Nasdaq Stock Market listing requirements and had filed a preliminary proxy statement to hold a special meeting to vote on a reverse stock split to remedy the bid price failure, the waiver for such deficiency shall be extended to April 30, 2025.

The foregoing description of the January Waiver is not complete and is qualified in its entirety by reference to the full text of the January Waiver, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of January Waiver, dated as of January 16, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2025	TRUGOLF HOLDINGS, INC.

	By:	/s/ Christopher Jones
	Name:	Christopher Jones
	Title:	Chief Executive Officer